UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SM Energy Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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.

SM ENERGY COMPANY
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held Virtually on May 27, 2020 at 3:30 P.M. MDT

This is not a ballot. You cannot use this to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice and Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/ sm-energy/2020.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 19, 2020 to facilitate timely delivery.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

To the Stockholders of SM Energy Company
Notice is hereby given that the Annual Meeting of Stockholders of SM Energy Company will be held on May 27, 2020 at 3:30 PM MDT via the internet. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/sm-energy/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EST May 21, 2020. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/sm-energy/2020/VM. Please have your Virtual Control Number with you during the meeting in order to vote.

(1)
The Board of Directors has nominated the below nine persons to stand for election as directors until the next annual meeting of stockholders.
As of the date of the accompanying Proxy Statement, no one has been nominated to serve as director other than the nominees listed below.

	01 Carla J. Bailo	03 Stephen R. Brand	05 Javan D. Ottoson	07 Julio M. Quintana	09 William D. Sullivan
	02 Larry W. Bickle	04 Loren M. Leiker	06 Ramiro G. Peru	08 Rose M. Robeson
(2)	To approve, on a non-binding advisory basis, the compensation philosophy, policies and procedures, and the compensation of our Company’s named executive officers, as disclosed in the accompanying Proxy Statement.
(3)	To ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for 2020.
(4)	To approve an amendment to our Restated Certificate of Incorporation to authorize a reverse stock split of our outstanding shares of common stock and a proportionate reduction in the number of authorized shares of our common stock.
The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Material for this Annual Meeting and future meetings may be requested by one of the following methods:

Go to http://www.viewproxy.com/sm-energy/2020. Have the 11-digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials.E

VIRTUAL CONTROL NO.

SM ENERGY COMPANY
HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

The 2020 Annual Meeting of Stockholders of SM Energy Company will be held virtually on May 27, 2020 at 3:30 P.M. MDT. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/sm-energy/2020 using your Virtual Control Number. Your registration must be received by 11:59 P.M. EDT on May 21, 2020. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/sm-energy/2020/VM using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote.

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review: http://www.viewproxy.com/sm-energy/2020
•The Company’s 2019 Annual Report on Form 10-K
•The Company’s 2020 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:
Have your 11-digit control number in hand and visit
http://www.viewproxy.com/sm-energy/2020

Request and Receive a Paper or E-Mail Copy:
By Internet: http://www.viewproxy.com/sm-energy/2020
By Telephone: 1-877-777-2857 TOLL FREE
By E-Mail: requests@viewproxy.com. Please include “SM Energy” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS
Via Internet Prior to the Annual Meeting: Go to http://www.AALVote.com/SM.
Have your 11-digit control number available and follow the prompts.
Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.
Via Internet During the Annual Meeting: Go to www.AALVote.com/SM
Have your 11-digit control number available and follow the prompts.
Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.
Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.